Intangible Assets Other Than Goodwill	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets Other Than Goodwill

NOTE 8: INTANGIBLE ASSETS OTHER THAN GOODWILL

On December 13, 2018, Navios Acquisition acquired at fair value the intangible assets of Navios Midstream, consisting of favorable lease terms.

Intangible assets as of December 31, 2020, December 31, 2019 and December 31, 2018 consisted of the following:

Favorable lease terms	Cost	Accumulated Amortization	Net Book Value
Balance at December 31, 2017	$—	$—	$—
Additions/Amortization	36,900	(255)	36,645
Balance at December 31, 2018	$36,900	$(255)	$36,645
Amortization	—	(3,957)	(3,957)
Impairment	(36,900)	4,212	(32,688)
Balance at December 31, 2019	$—	$—	$—
Balance at December 31, 2020	$—	$—	$—

On September 25, 2019, the U.S. Department of Treasury’s Office of Foreign Assets Control added, amongst others, COSCO Shipping Tanker (Dalian) Co., Ltd. (“COSCO Dalian”) to the Specially Designated Nationals and Blocked Persons list after being determined by the State Department to meet the criteria for the imposition of sanctions under Executive Order 13846. The Company had two VLCCs chartered to COSCO Dalian, the Nave Constellation (ex. Shinyo Saowalak) and the Nave Universe (ex. Shinyo Kieran), through June 18, 2025 and June 8, 2026, respectively, each at a net rate of $48,153 per day, with profit sharing above $54,388. Subsequent to September 30, 2019 both charter contracts have been terminated.

COSCO Dalian was removed from the Specially Designated Nationals and Blocked Persons list on January 31, 2020.

Amortization expense of favorable lease terms for the years ended December 31, 2020, 2019 and 2018 is presented in the following table:

	December 31, 2020	December 31, 2019	December 31, 2018
Favorable lease terms charter-out	$—	$(3,957)	$(255)
Total	$—	$(3,957)	$(255)